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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

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                                      FORM 8-K

                                   CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF
                         THE SECURITIES EXCHANGE ACT OF 1934

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         Date of Report (Date of earliest event reported): November 10, 1999


                            CHIEFTAIN INTERNATIONAL, INC.
               (Exact name of registrant as specified in its charter)


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      ALBERTA, CANADA                  1-10216                     NONE
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                    Identification Number)


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                                    1201 TD TOWER
                                  10088-102 AVENUE
                              EDMONTON, ALBERTA T5J 2Z1
                                       CANADA
                 (Address of principal executive offices) (Zip code)


         Registrant's telephone number, including area code: (780) 425-1950

                             1201 TORONTO DOMINION TOWER
                                   EDMONTON CENTRE
                                  EDMONTON, ALBERTA
                                       CANADA

            (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

On November 10, 1999, Chieftain International, Inc. (the "Company") entered into an underwriting agreement (the "Underwriting Agreement") with CIBC World Markets Corp., Dain Rauscher Incorporated and A.G. Edwards & Sons, Inc., as the representatives of the several underwriters named in Schedule I thereto, in connection with the sale (the "Offering") by the Company of an aggregate of 2,500,000 common shares, no par value (the "Common Shares") of the Company (the "Offered Shares"). An additional 375,000 Common Shares are subject to an over-allotment option granted to the underwriters in the Underwriting Agreement. A copy of the Underwriting Agreement is attached hereto as Exhibit 1 and is incorporated herein by reference. The Offering is scheduled to close on November 16, 1999.

The Offering is made pursuant to the Company's registration statement on Form S-3 (File No. 333-88661) (the "Registration Statement") under the Securities Act of 1933. The Registration Statement provides that the Company may from time to time offer various of its debt and equity securities with an aggregate public offering price of up to $300 million.

A copy of the Prospectus Supplement dated November 10, 1999, relating to the Offered Shares and the accompanying Prospectus dated October 20, 1999, filed pursuant to Rule 424(b)(2) under the Securities Act of 1933, is incorporated herein by reference.

ITEM 7. Financial Statements and Exhibits

(c)  Exhibits

     1 Underwriting Agreement, dated November 10, 1999, among Chieftain International, Inc. and CIBC World Markets Corp., Dain Rauscher Incorporated and A.G. Edwards & Sons, Inc., as the representatives of the several underwriters named in Schedule I thereto.

     23.1     Consent of PricewaterhouseCoopers LLP

     23.2     Consent of Independent Petroleum Engineers and Geologists

     23.3     Consent of Cravath, Swaine & Moore

     23.4     Consent of Bennett Jones

     99 Prospectus Supplement dated November 10, 1999, relating to the sale by Chieftain International, Inc. (the "Company") of an aggregate of 2,500,000 common shares, no par value, of the Company (exclusive of underwriters' over-allotment option), and accompanying Prospectus dated October 20, 1999, filed pursuant to Rule 424(b)(2) under the Securities Act of 1933.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CHIEFTAIN INTERNATIONAL, INC.
                              (Registrant)

Date:  November 16, 1999      By:  /s/ Edward L. Hahn
                                   ---------------------------------------------
                                   Edward L. Hahn
                                   Senior Vice President, Finance and Treasurer


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                                  EXHIBIT INDEX


EXHIBIT NO.  DESCRIPTION OF EXHIBIT

1 Underwriting Agreement, dated November 10, 1999, among the Chieftain International, Inc. and CIBC World Markets Corp., Dain Rauscher Incorporated and A.G. Edwards & Sons, Inc., as the representatives of the several underwriters named in
             Schedule I thereto.

23.1         Consent of PricewaterhouseCoopers LLP

23.2         Consent of Independent Petroleum Engineers and Geologists

23.3         Consent of Cravath, Swaine & Moore

23.4         Consent of Bennett Jones

99 Prospectus Supplement dated November 10, 1999, relating to the sale by Chieftain International, Inc. (the "Company") of an aggregate of 2,500,000 common shares, no par value, of the Company (exclusive of underwriters' over-allotment option), and accompanying Prospectus dated October 20, 1999, filed pursuant to Rule 424(b)(2) under the Securities Act of 1933.


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